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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                          Date of Report: May 28, 2004
                 (Date of Earliest Event Reported: May 28, 2004)




                               EL PASO CORPORATION
             (Exact name of Registrant as specified in its charter)


             Delaware                      1-14365               76-0568816
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
 incorporation or organization)                              Identification No.)
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                                El Paso Building
                              1001 Louisiana Street
                              Houston, Texas 77002
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (713) 420-2600
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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

      El Paso Corporation is preparing to hold its 2004 annual meeting of stockholders in Houston, Texas. All holders of record of the outstanding common stock of El Paso Corporation as of July 12, 2004 will be entitled to vote at the annual meeting.

      The proxy statement of El Paso Corporation circulated to stockholders in connection with its 2003 annual meeting provided that proposals by stockholders that are intended for inclusion in the proxy statement and proxy to be presented at the next annual meeting of stockholders of El Paso Corporation must be received by El Paso Corporation by January 13, 2004 in order to be considered for inclusion in its proxy materials.

      As a result of the later date established by the Board of Directors of El
Paso Corporation for its 2004 annual meeting, El Paso Corporation hereby notifies its stockholders that proposals by stockholders that are intended for inclusion in its proxy statement and proxy to be presented at the 2004 annual meeting must now be received by El Paso Corporation by Wednesday, June 16, 2004, in order to be considered for inclusion in the proxy materials of El Paso
Corporation. Such proposals should be addressed to the Corporate Secretary of El
Paso Corporation and may be included in the proxy materials for the 2004 annual meeting of El Paso Corporation if they comply with certain rules and regulations of the Securities and Exchange Commission and El Paso Corporation's By-laws governing shareholder proposals. In addition, for all other proposals to be presented at the annual meeting that are not included in the proxy statement and proxy to be timely, a stockholder's notice must be delivered to, or mailed and received at, the principal executive offices of El Paso Corporation no later than Wednesday, June 23, 2004. If a stockholder fails to so notify El Paso
Corporation of any such proposal prior to such date, management of El Paso
Corporation will be allowed to use their discretionary voting authority with respect to proxies held by management when the proposal is raised at the annual meeting (without any discussion of the matter in its proxy statement). All proposals must be submitted, in writing, by the dates noted above, to David L.
Siddall, Corporate Secretary, El Paso Corporation, 1001 Louisiana Street,
Houston, Texas 77002, telephone (713) 420-6195 and facsimile (713) 420-4099.

      El Paso Corporation issued a press release today providing a progress report on its long-range plan, financial and operational information for the fourth quarter of 2003 and the first quarter of 2004, and an update on the filing of the company's 2003 Form 10-K and the first quarter 2004 Form 10-Q. A copy of this press release is attached as Exhibit 99.A and is incorporated herein by reference.

      On May 28, 2004, El Paso Corporation is providing a progress report on its long-range plan, financial and operational information for the fourth quarter of 2003 and the first quarter of 2004, and an update on the filing of the company's
2003 Form 10-K and the first quarter 2004 Form 10-Q. A copy of the Investor
Update Slide Presentation is attached as Exhibit 99.B.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

            (c) Exhibits.

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
            EXHIBIT
            NUMBER       DESCRIPTION
            ------       -----------
             99.A        Press Release dated May 28, 2004.
             99.B        Investor Update Slide Presentation dated May 28, 2004.
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
ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

      On May 28, 2004, El Paso Corporation is providing a progress report on its long-range plan, financial and operational information for the fourth quarter of 2003 and the first quarter of 2004, and an update on the filing of the company's
2003 Form 10-K and the first quarter 2004 Form 10-Q. A copy of our press release is attached as Exhibit 99.A, and a copy of our Investor Update Slide
Presentation is attached as Exhibit 99.B.

            (a) Exhibits.

            EXHIBIT
             NUMBER     DESCRIPTION
              99.A      Press Release dated May 28, 2004.

              99.B      Investor Update Slide Presentation dated May 28, 2004.
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    EL PASO CORPORATION


                                    By:    /s/ JEFFREY I. BEASON
                                       ---------------------------------
                                               Jeffrey I. Beason
                                            Senior Vice President
                                                and Controller
                                        (Principal Accounting Officer)

Dated: May 28, 2004
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                                  EXHIBIT INDEX

EXHIBIT
NUMBER          DESCRIPTION
 99.A           Press Release dated May 28, 2004.
 99.B           Investor Update Slide Presentation dated May 28, 2004.